SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]    Soliciting Material Pursuant to (ss.)240.14a-11(c) or
       (ss.)240.14a-12

                      Bull & Bear Global Income Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0- 11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

Notes:

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PRELIMINARY COPY

                      BULL & BEAR GLOBAL INCOME FUND, INC.
                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------

To the Stockholders:

          The Annual Meeting of Stockholders of Bull & Bear Global Income Fund, Inc. (the "Fund") will be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, on Thursday, November 20, 1997 at 10:00 a.m., for the following purposes:

          1. To elect Directors to serve for a specified term and until their successors are duly elected and qualified.

          2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.

          3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Stockholders of record at the close of business on October __, 1997 will be entitled to receive notice of and to vote at the meeting.

                                                    By Order of the Board


                                                    Thomas B. Winmill
                                                    Co-President

New York, New York
October __, 1997

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                       WE NEED YOUR PROXY VOTE IMMEDIATELY

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

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


PRELIMINARY COPY


                      BULL & BEAR GLOBAL INCOME FUND, INC.
                      ------------------------------------

                                 PROXY STATEMENT
                      ------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 20, 1997


          This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Bull & Bear Global Income Fund, Inc. (the "Fund") to be used at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held on Thursday, November 20, 1997 at 10:00 a.m. at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on October __, 1997 are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of __________, 1997, _____ shares of the Fund's common stock were issued and outstanding.

          It is estimated that proxy materials will be mailed to stockholders of record on or about October 20, 1997. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 11 HANOVER SQUARE, NEW YORK, NEW YORK 10005, OR BY CALLING TOLL FREE 1-888-847-4200.


                        PROPOSAL 1. ELECTION OF DIRECTORS

          The Fund's Board of Directors is divided into five classes with the terms of office of one class expiring each year.

          It is proposed that stockholders elect one Class I Director to serve for a one year term, one Class II Director to serve for a two year term, one Class III Director to serve for a three year term, one Class IV Director to serve for a four year term, and one Class V Director to serve for a five year term, and, in each case, until their successors are duly elected and qualified.

          The following table sets forth certain information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund. Each Director who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.


NAME, PRINCIPAL                                                               YEAR CLASS
OCCUPATION AND BUSINESS                                      DIRECTOR         TERM
EXPERIENCE FOR PAST FIVE YEARS                               SINCE            EXPIRES
------------------------------                               ---------        ----------


CLASS I:

PETER K. WERNER                                              1997             1998
He is Director of Communications, since May 1997,
and from July 1996 to May 1997, Director of
Admissions, of The Governor Dummer Academy. From
March 1993 to August 1995, he was Director of
Annual Giving and Alumni Relations at The
Williston Northampton School. From January 1991 to
February 1993, he was Vice President--Money Market
Trading at Lehman Brother. His address is Box 798,
Hinsdale, Massachusetts 01235. He is __ years old.

CLASS II:

GEORGE B. LANGA                                              1997             1999
He is President of Langa Communications Corp., a
multi-media production company. His address is 187
East Market Street, Rhinebeck, New York 12572. He
is __ years old.

CLASS III:

MARK C. WINMILL*                                             1996              2000
He is Co-President, Co-Chief Executive Officer,
and Chief Financial Officer of the Fund, as well
as the other investment companies (the "Investment
Company Complex") advised by affiliates of Bull &
Bear Group, Inc. ("Group"), the parent company of
Bull & Bear Advisers, Inc. (the "Investment
Manager"), and Group and certain of its
affiliates. He also is Chairman of the Investment
Manager and Investor Service Center, Inc.
("Investor Service"), a registered broker/dealer
and a subsidiary of Group, and President of Bull &
Bear Securities, Inc. ("BBSI"), a registered
broker/dealer and a subsidiary of Group. He is a
son of Bassett S. Winmill and brother of Thomas B.
Winmill. His address is 11 Hanover Square, New
York, New York 10005. He is 39 years old.

CLASS IV:

THOMAS B. WINMILL*                                            1996             2001

He is Co-President, Co-Chief Executive Officer and
General Counsel of the Fund, as well as the other investment companies in the Investment Company
Complex, and Group and certain of its affiliates.
He also is President of the Investment Manager and Investor Service, and Chairman of BBSI. He is a member of the New York State Bar Association and the SEC Rules Committee of the Investment Company
Institute. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. His address is 11
Hanover Square, New York, New York 10005. He is 38 years old.

CLASS V:

BASSETT S. WINMILL*                                            1996            2002
He is Chairman of the Board of the Fund, as well
as two of the other investment companies in the
Investment Company Complex and Group. He is a
member of the New York Society of Security
Analysts, the Association for Investment
Management and Research, and the International
Society of Financial Analysts. He is the father of
Mark C. Winmill and Thomas B. Winmill. His address
is 11 Hanover Square, New York, New York 10005. He
is 67 years old.


          The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominees listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for any one or more of the nominees. It is not contemplated that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees. Each nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected. Robert D. Anderson, Russell E. Burke III, Bruce B. Huber, James E. Hunt, Frederick A. Parker, Jr. and John B. Russell are currently Directors of the Fund; each such Director intends to resign upon the election and qualification of the nominees.

          The Fund has an audit committee comprised of all of its Directors, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Fund does not have a standing nominating or compensation committee or any committee performing similar functions. Certain information concerning the Fund's Directors and executive officers and other relevant information is set forth on Exhibit A hereto.

          The Investment Manager is a wholly-owned subsidiary of Group, a publicly- owned company whose securities are listed on The Nasdaq Stock Market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager.

          The Fund proposes to pay its Directors who are not "interested persons" of the Fund an annual retainer of $2,500 and a $2,500 per meeting fee and to reimburse them for their expenses. The Fund also proposes to pay such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and does not have a bonus, pension, profit-sharing or retirement plan. There were three Board and committee meetings held during the fiscal year ended June 30, 1997. All of the Directors attended 75% or more of all Board and committee meetings held during the fiscal year ended June 30, 1997 during the period the Director was in office.

          The aggregate amount of compensation estimated to be paid to each Director or nominee by the Fund and by all other funds in the Investment Company Complex for which such person is a Board member (the number of which is set forth in parenthesis next to each person's total compensation) for the year ending June 30, 1998, is as follows:


                             AGGREGATE             TOTAL COMPENSATION FROM
NAME OF                    COMPENSATION          FUND AND INVESTMENT COMPANY
DIRECTOR/NOMINEE           FROM THE FUND       COMPLEX PAID TO DIRECTOR/NOMINEE
----------------           -------------       --------------------------------


George B. Langa               $12,500                  $12,500 (0)

Peter K. Werner               $12,500                  $12,500 (0)

Bassett S. Winmill              $0                          $0 (2)

Mark C. Winmill                 $0                          $0 (5)

Thomas B. Winmill               $0                          $0 (8)


VOTE REQUIRED

          The election of each of the nominees requires the affirmative vote of a plurality of the votes cast at the Meeting.

          PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

          The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Meeting and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board of Directors, including a majority of its Directors who are not "interested persons" of the Fund, approved the selection of Tait, Weller & Baker for the current fiscal year ending June 30, 1998 at a Board meeting held on _____________, 1997.

          Accordingly, the selection by the Fund's Board of Directors of Tait, Weller & Baker as independent auditors of the Fund for the fiscal year ending June 30, 1998 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither the firm of Tait, Weller & Baker nor any of its partners has a direct, or material indirect, financial interest in the Fund or the Investment Manager.

          Tait, Weller & Baker has acted as independent auditors of the Fund since the Fund's organization, and acts as independent auditors of Group. The Directors believe that the continued employment of the services of Tait, Weller & Baker would be in the best interests of the Fund.

          A representative of Tait, Weller & Baker is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                      THE BOARD OF DIRECTORS, INCLUDING THE
            "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS
                   VOTE "FOR" RATIFICATION OF THE SELECTION OF
            TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS OF THE FUND.

                                  OTHER MATTERS

          The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund will retain Shareholder Communication Corporation to solicit proxies on behalf of the Board, which is estimated to cost the Fund approximately $-----------.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A stockholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "AGAINST" a Proposal against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of the Fund entitled to vote at the Meeting.

          The Fund's Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

          Proposals that stockholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent to and received by the Fund no later than June 30, 1998 at the Fund's principal executive offices at 11 Hanover Square, New York, NY 10005, Attention: William
J. Maynard.

                       NOTICE TO BANKS, BROKER/DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

          Please advise the Fund, at its principal executive offices, to the attention of William J. Maynard, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated:  October __, 1997

                                    EXHIBIT A

          The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

          STEVEN A. LANDIS - Senior Vice President of the Fund. He also is Senior Vice President of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director - Proprietary Trading at Barclays de Zoete Wedd Securities Inc. and, from 1992 to 1993, he was Director, Bond Arbitrage at WG Trading Company. He is 42 years old.

          JOSEPH LEUNG, CPA - Treasurer and Chief Accounting Officer of the Fund. He also is Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1992 to 1995, he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He is 32 years old.

          WILLIAM J. MAYNARD - Vice President and Secretary of the Fund. He also is Vice President and Secretary of the other investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1991 to 1994, he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. He is a member of the New York State Bar Association. He is 33 years old.

          The address of each executive officer of the Fund is 11 Hanover Square, New York, New York 10005.

          The following table presents certain information regarding the beneficial ownership of the Fund's shares as of September 11, 1997 by each officer and Director of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.

NAME OF OFFICER OR DIRECTOR                    NUMBER OF SHARES
---------------------------                    ----------------
Steven A. Landis                                 1,000
John B. Russell                                    800

PRELIMINARY COPY

                      BULL & BEAR GLOBAL INCOME FUND, INC.


          The undersigned stockholder of BULL & BEAR GLOBAL INCOME FUND, INC. (the "Fund") hereby appoints Thomas B. Winmill and Robert D. Anderson and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October __, 1997 at the Annual Meeting of Stockholders to be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, New York at 10:00 a.m. on Thursday, November 20, 1997, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the Meeting.


          Please mark boxes in blue or black ink.

          1. To elect nominees to the Board of Directors:

          [ ]  FOR All     [  ] WITHHOLD  authority only for    [  ] WITHHOLD
               Nominees         those Nominee(s) whose name(s)       authority
                                I have written  below                for ALL
                                                                     Nominees


                Nominees are: George B. Langa, Peter K. Werner, Mark C. Winmill, Thomas B. Winmill, and Bassett S. Winmill

                -------------------------------------------------------------

         2. To ratify the selection of Tait, Weller & Baker as the Fund's independent auditors.


                      [  ]   FOR     [  ]   AGAINST     [  ]   ABSTAIN


         3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.



                    Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



                                 Dated:  ____________, 1997


                                 --------------------------
                                 Signature(s)


                                 --------------------------
                                 Signature(s)


Sign, Date and Return this Proxy Card
Promptly Using the Enclosed Envelope